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                                   UAM FUNDS
                      Funds for the Informed Investor/sm/

                    Dwight Limited Maturity Bond Portfolio

                          Institutional Class Shares

                       Supplement dated October 2, 2001
                     to the Prospectus dated March 1, 2001

The Board of Directors of UAM Funds, Inc. has approved the liquidation of the Dwight Limited Maturity Bond Portfolio (the "Portfolio"). A special shareholder meeting has been called for November 9, 2001 to vote on approval of a Plan of Liquidation (the "Plan"). Shareholders of the Portfolio, as well as potential investors, should be aware that once the Plan has been approved by the Portfolio's shareholders, the assets of the Portfolio will be liquidated.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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